QuickLinks -- Click here to rapidly navigate through this document

Exhibit 4.1

NUMBER CPB	CPB INC. INCORPORATED UNDER THE LAWS OF THE STATE OF HAWAII	SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 125903 10 4

This Certifies that
COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, N.Y.) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

CPB INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
/s/ NEAL K. KANDA Vice President, Secretary and Treasurer		/s/ CLINT ARNOLDUS Chairman, President and Chief Executive Officer
[SEAL]
CPB INC INCORPORATED FEB. 1, 1982 STATE OF HAWAII

DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS

        A full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock authorized to be issued, including the variations in the relative rights and preferences between the shares of any series of preferred stock, may be obtained by any shareholder, upon request and without charge, from the Secretary of the Company at CPB Inc., 220 South King Street, Honolulu, Hawaii 96813.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)	(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)
			UNIF TRF MIN ACT	—		Custodian (until age )
(Cust)

					(Minor)	under Uniform Transfers to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED,                                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X
X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between CPB Inc. and ChaseMellon Shareholder Services dated as of August 28, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of CPB Inc. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. CPB Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement. Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

On March 1, 2000, American Stock Transfer & Trust Company became the Successor Rights Agent.

QuickLinks

  Exhibit 4.1
DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS